Exhibit 10.1 AMENDMENT NO. 2 TO THE SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT This AMENDMENT NO. 2 TO THE SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment No. 2 to the SPA”), dated as of September 22, 2025 (the “Second Amendment Effective Date”), is made by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and LanzaTech Global SPV, LLC, a Wyoming limited liability company (the “Purchaser”), and amends that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025, by and between the Company and the Purchaser, as amended by that certain Amendment No. 1 thereto, dated June 2, 2025 (collectively, the “Agreement”). Capitalized terms used in this Amendment No. 2 to the SPA and not defined shall have the meanings specified in the Agreement. PRELIMINARY STATEMENTS A. Pursuant to the Agreement, the Company issued and sold to the Purchaser, and the Purchaser purchased from the Company, 20,000,000 Series A Preferred Shares for an aggregate purchase price of $40,000,000. B. Section 5.8 of the Agreement provides, in pertinent part, that the Agreement may be amended with the written consent of the Company and the holders of a majority of Series A Preferred Shares then outstanding. C. The Purchaser currently holds 100% of the Series A Preferred Shares outstanding as of the Second Amendment Effective Date. D. Each of the Company and the Purchaser desire to amend the Agreement as of the Second Amendment Effective Date as set forth in this Amendment No. 2 to the SPA. The Parties agree as follows: SECTION 1.1 A&R COD Amendment. On the Second Amendment Effective Date, the Company shall deliver to the Purchaser evidence, reasonably satisfactory to the Purchaser, that a Certificate of Amendment to the Certificate of Designation of the Company (the “A&R COD Amendment”), in the form attached hereto as Exhibit A, has been filed with and duly accepted by the Office of the Secretary of State of the State of Delaware. SECTION 1.2 Amendment to Article VI of the Agreement. Article VI of the Agreement is hereby amended by replacing the defined terms “Certificate of Amendment”, “Requisite Stockholder Approvals” and “Subsequent Financing” therein with the defined terms “Certificate of Amendment”, “Requisite Stockholder Approvals” and “Subsequent Financing”, respectively, to read in their entirety as provided below: “Certificate of Amendment” means, collectively, one or more certificates of amendment to the Charter, immediately following the effectiveness of which each of the Reverse Stock Split, the Increased Capital Stock Authorization and the Par Value Adjustment Authorization, in each case as defined in the definition of “Requisite Stockholder Approvals”, will have become effective.” ““Requisite Stockholder Approvals” means, collectively, (a) the Nasdaq Stockholder Approval and (b) approval by the requisite Company

2 stockholders of one or more amendments to the Charter (as in effect as of the Closing Date after filing the Certificate of Designation) to (i) authorize that number of shares of Common Stock that is sufficient to consummate (A) the transactions contemplated hereby, (B) the exercise of the Warrant, and (C) the consummation of the Subsequent Financing (the “Increased Capital Stock Authorization”), (ii) set the par value of the Common Stock to an amount equal to the Exercise Price (as defined in the Warrant) (the “Par Value Adjustment Authorization”) and (iii) effect a reverse stock split of the Common Stock (taking into account the authorizations in (b)(i)) at a ratio of 100:1 (the “Reverse Stock Split”) and a corresponding decrease in the number of authorized shares of Common Stock.” ““Subsequent Financing” means a bona fide financing or series of related financings consummated, if at all, no later than October 15, 2025, pursuant to which the Company sells Common Stock to one or more “accredited investors” (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act) reasonably satisfactory to the Majority Holders, at a price per share of $5.00 (after giving effect to the Reverse Stock Split but subject to appropriate adjustment in the event of any subsequent stock dividend, stock split, combination or other similar transaction), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000.” SECTION 1.3 Miscellaneous. (a) This Amendment No. 2 to the SPA, the Agreement (including the exhibits thereto), the Charter, the Certificate of Designation, the Investors’ Rights Agreement and the Waiver Agreement, dated as of May 31, 2025, by and between the Company and the Purchaser, constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. (b) Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Articles V and VI (as amended hereby) of the Agreement are hereby incorporated by reference and shall apply to this Amendment No. 2 to the SPA, mutatis mutandis. (c) On and after the Second Amendment Effective Date, (i) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the “Series A Convertible Senior Preferred Stock Purchase Agreement”, and each reference in the other Related Agreements to the “Series A Convertible Senior Preferred Stock Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the “Series A Convertible Senior Preferred Stock Purchase Agreement” shall, in each case, mean and be a reference to the Agreement as amended by this Amendment No. 2 to the SPA and (ii) each reference in the Agreement or the other Related Agreements to the “Certificate of Designation”, “thereunder” or words of like import referring to the “Certificate of Designation” shall, in each case, mean and be a reference to the Certificate of Designation as amended by the A&R COD Amendment and as further amended, restated or amended and restated from time to time in accordance with its terms. (d) The execution, delivery and effectiveness of this Amendment No. 2 to the SPA shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser under the Agreement or any of the Related Agreements.

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SPA] IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 to the SPA as of the date first above written. COMPANY: LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SPA] IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 to the SPA as of the date first above written. PURCHASER: LANZATECH GLOBAL SPV, LLC By: Michael F. Solomon Name: Michael F. Solomon Title: Managing Director

Exhibit A A&R COD AMENDMENT See attached.

CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE SENIOR PREFERRED STOCK OF LANZATECH GLOBAL, INC. Pursuant to Section 242 of the General Corporation Law of the State of Delaware LanzaTech Global, Inc. (the “Issuer” or the “Company”), a corporation duly organized and validly existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows: 1. The name of the corporation is LanzaTech Global, Inc. 2. The original Certificate of Incorporation of the Issuer was filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) on January 28, 2021. The Issuer filed a First Amended and Restated Certificate of Incorporation of the Issuer with the State Office on August 3, 2021. The Issuer filed a Second Amended Restated Certificate of Incorporation of the Issuer with the State Office on February 8, 2023 and the Issuer filed (a) a Certificate of Amendment thereto with the State Office on October 3, 2024, (b) a Certificate of Amendment thereto with the State Office on August 15, 2025, that became effective at 4:59 p.m. Eastern Time on August 18, 2025 and (c) a Certificate of Amendment thereto with the State Office on August 15, 2025, that became effective at 5:00 p.m. Eastern Time on August 18, 2025. The Issuer filed a Restated Certificate of Incorporation of the Issuer with the State Office on August 15, 2025, that became effective at 5:01 p.m. Eastern Time on August 18, 2025 (the “Current Charter”). 3. The Issuer filed a Certificate of Designation of Series A Convertible Senior Preferred Stock of the Issuer with the State Office on May 7, 2025. The Issuer filed an Amended and Restated Certificate of Designation of Series A Convertible Senior Preferred Stock of the Issuer with the State Office on June 2, 2025 (the “Certificate of Designation”). 4. On September 20, 2025, the Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, duly adopted resolutions to amend the Certificate of Designation, declaring the proposed amendment to be advisable. The resolutions setting forth the proposed amendment are as follows: “RESOLVED, that Section 12 of the Certificate of Designation shall be amended to replace the defined term “Requisite Stockholder Approval” as set forth therein with a defined term “Requisite Stockholder Approval”, to read in its entirety as follows: ““Requisite Stockholder Approval” means, collectively, (a) the Nasdaq Stockholder Approval and (b) approval by the requisite Company stockholders of one or more amendments to the Certificate of Incorporation (as in effect as of the Initial Issue Date after filing the

Certificate of Designation) to (i) authorize that number of shares of Common Stock that is sufficient to consummate (A) the transactions contemplated by the Purchase Agreement, (B) the exercise of the Warrant, and (C) the consummation of the Subsequent Financing, (ii) set the par value of the Common Stock to an amount equal to the Exercise Price (as defined in the Warrant) and (iii) effect a reverse stock split of the Common Stock (taking into account the authorizations in (b)(i)) at a ratio of 100:1 (the “Reverse Stock Split”) and a corresponding decrease in the number of authorized shares of Common Stock.”” “FURTHER RESOLVED, that Section 12 of the Certificate of Designation shall be amended to replace the defined term “Subsequent Financing” as set forth therein with a defined term “Subsequent Financing”, to read in its entirety as follows: ““Subsequent Financing” means a bona fide financing or series of related financings consummated, if at all, no later than October 15, 2025, pursuant to which the Company sells Common Stock to one or more “accredited investors” (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act) reasonably satisfactory to the Majority Holders, at a price per share of $5.00 (after giving effect to the Reverse Stock Split but subject to appropriate adjustment in the event of any subsequent stock dividend, stock split, combination or other similar transaction), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000.”” 5. The foregoing amendments have been duly adopted in accordance with Section 242 of the DGCL. 6. This Certificate of Amendment shall be effective upon the filing thereof with the State Office. [Remainder of page intentionally left blank]

[Signature Page to Certificate of Amendment to Series A COD] IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by a duly authorized officer this 22nd day of September, 2025. LANZATECH GLOBAL, INC. By: ________________________ Name: Jennifer Holmgren Title: Chief Executive Officer